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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) May 30, 2001
                                                         --------------------

           COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


           333-44155                                       13-7140975
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    (Commission File Number)                (I.R.S. Employer Identification No.)


      E.A. Delle Donne Corporate Center, Montgomery Building,
      1011 Centre Road, Wilmington, Delaware                        19805
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     (Address of Principal Executive Offices)                     (Zip Code)


                                (302) 636-3300
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

        The Registrant has issued the press release, dated May 30, 2001, attached as an exhibit hereto describing a recent development in the case brought by Coast Federal Bank, FSB ("Coast Federal"), against the United States Government relating to the Government's alleged breach of the agreement, entered into in 1987 in connection with Coast Federal's acquisition of Central Savings and Loan Association, to treat certain amounts as a permanent addition to Coast Federal's regulatory capital.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


Exhibit
  No.          Document Description
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 99.1          Press release of the Registrant, dated May 30, 2001
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
               --------------------------------------------------------

                                                  (Registrant)



Dated: May 30, 2001                     By: /s/ Ray Martin
                                            -----------------------
                                        Name: Ray Martin
                                        Title: Litigation Trustee
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                               INDEX TO EXHIBITS


Exhibit
  No.       Document Description
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  99.1      Press release of the Registrant, dated May 30, 2001.